SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  JUNE 22, 2004


                         ENTERTAINMENT PROPERTIES TRUST
               ---------------------------------------------------
               (Exact name of company as specified in its charter)


         MARYLAND                      1-13561                  43-1790877
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)        IRS Employer
     of incorporation)                                    Identification Number)

          30 WEST PERSHING ROAD, SUITE 201, KANSAS CITY, MISSOURI 64108
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (816) 472-1700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 5.  OTHER EVENTS

     On June 22, 2004, Entertainment Properties Trust ("EPR") entered into an underwriting agreement (the "Underwriting Agreement") with J.P. Morgan Securities Inc. and RBC Capital Markets Corporation (the "Underwriters") pursuant to which the Underwriters agreed to purchase an aggregate of 1,000,000 of EPR's common shares of beneficial interest (the "Shares"). The offering is scheduled to close on June 28, 2004.

     On June 23, 2004, EPR filed with the Commission a prospectus supplement, dated June 22, 2004, with respect to the offering, supplementing EPR's prospectus dated March 26, 2004, which is part of a "universal shelf" Registration Statement on Form S-3 (No. 333-113626) filed by EPR with the Commission. On June 23, 2004, EPR filed the Underwriting Agreement as Exhibit
1.1 to a current report on Form 8-K. The Shares have been approved for listing on the New York Stock Exchange.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     EXHIBIT NO.    DOCUMENT

     5.2 Opinion of Sonnenschein Nath & Rosenthal LLP as to the legality of the Shares to be issued pursuant to the Underwriting Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Entertainment Properties Trust


Date: June 25, 2004                     By:  /s/ Fred L. Kennon
                                           ----------------------------------
                                           Fred L. Kennon
                                           Vice President, Treasurer and
                                           Chief Financial Officer